PROMISSORY NOTE

Amount $85,000.00                                      Dated:   May 1 , 1995
                                                                Miami, Florida

           Evans Environmental Corporation ("Maker"), a Colorado corporation, promises to pay to Lisa L. Robbins ("Payee"), on demand, the principal sum of Eighty Five Thousand Dollars ($85,000) together with interest thereon on the unpaid principal balance at a rate equal to twelve percent (12%) per annum from the date hereof until such principal has been paid in full.

           Interest on the outstanding principal owing hereunder shall be payable on the first day of each and every month, commencing May 1, 1995. In the event of default under this Note, the outstanding principal hereunder shall, immediately upon such default, bear interest at the rate of eighteen (18%) percent per annum until fully repaid.

           All payments of interest and principal are payable to Payee at 514 Riviera Drive, Tampa, Florida 33606, or at such other place as the Payee may designate in writing. Such payments shall be made in lawful money of the United States of America.

           This Note is prepayable in whole or in part without penalty. No such prepayment shall delay or excuse the next payment of interest owing hereunder nor delay the Payee's right to demand payment in full at any time. All such prepayments shall be applied first against the payment of all interest accrued to the date of such prepayment, and then against the principal due hereunder.

           If this Note is placed in the hands of an attorney for collection, by suit or otherwise, Maker agrees to pay all costs of collection and litigation, together with reasonable attorney's fees. This Note is governed by the laws of the State of Florida.

           Maker expressly waives protest, demand, presentment and notice of dishonor.

           IN WITNESS WHEREOF, the undersigned Maker has duly executed this Note as of the day and year above first written.

                                             EVANS ENVIRONMENTAL CORP. (SEAL)

Attest                                       By: /s/ SCOTT SALPETER
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      Its                                      Its    CFO/VP
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